EXHIBIT 99.1

                       GSAMP 2003 HE2
                         STATE TABLE
               PREPARED BY GOLDMAN SACHS & CO.

                                                               Balance
                                                      --------------------------
PROPERTY STATE                           # OF LOANS      TOTAL      % BY DOLLARS
--------------------------------------   ----------   -----------   ------------
Alaska                                            2       280,001            0.2
Alabama                                          12     1,326,911            0.7
Arkansas                                          2       142,622            0.1
Arizona                                          26     3,593,744              2
California                                      212    45,407,185           25.5
Colorado                                         40     6,203,540            3.5
Connecticut                                      35     4,453,763            2.5
Delaware                                          6       657,599            0.4
Florida                                         111    12,025,768            6.8
Georgia                                          18     1,987,727            1.1
Hawaii                                            3       582,283            0.3
Iowa                                              1        81,718              0
Idaho                                             6       517,102            0.3
Illinois                                         32     4,356,126            2.4
Indiana                                          17     1,341,925            0.8
Kansas                                            3       232,167            0.1
Kentucky                                         16     1,352,490            0.8
Louisiana                                         9       869,219            0.5
Massachusetts                                    56    10,212,093            5.7
Maryland                                         31     5,424,448              3
Maine                                            15     1,708,503              1
Michigan                                         37     3,758,951            2.1
Minnesota                                         2       303,636            0.2
Missouri                                         13     1,207,438            0.7
Mississippi                                       2       136,944            0.1
North Carolina                                   28     2,718,084            1.5
Nebraska                                          2       172,637            0.1
New Hampshire                                    10     1,504,357            0.8
New Jersey                                       51     9,860,774            5.5
New Mexico                                        6       501,203            0.3
Nevada                                            7       982,145            0.6
New York                                        102    20,814,344           11.7
Ohio                                             28     2,846,479            1.6
Oklahoma                                          2       143,708            0.1
Oregon                                           11     1,228,078            0.7
Pennsylvania                                     33     3,703,133            2.1
Rhode Island                                     20     2,944,490            1.7
South Carolina                                   13     1,247,134            0.7
Tennessee                                        17     1,433,181            0.8
Texas                                            70     7,336,797            4.1
Utah                                              4       633,607            0.4
Virginia                                         44     7,416,681            4.2
Vermont                                           8       685,907            0.4
Washington                                       17     2,973,962            1.7
Wisconsin                                         6       645,665            0.4
Wyoming                                           1       123,831            0.1
--------------------------------------   ----------   -----------   ------------
TOTAL                                         1,187   178,080,099            100

GSAMP 2003-HE2
FHLB Requested Info

                                                       Orig Term
                                           ----------------------------------
Product           Balance     % of Group   Months            % of Arm Balance
-------------   -----------   ----------   -----------   --------------------
Arms            124,856,978        70.11%  121-180 mth                   0.15%
                                           301-360 mth                  99.85%

                           Orig Am WAM                         8/1 Remaining Term
                ----------------------------------    ----------------------------------
Product         Months            % of Arm Balance    Months            % of Arm Balance
-------------   -----------   --------------------    -----------   --------------------
Arms            121-180 mth                   0.15%   121-180 mth                   0.15%
                301-360 mth                  99.85%   301-360 mth                  99.85%

                                                       Orig Term
                                           ----------------------------------
Product           Balance     % of Group   Months        % of Balloon Balance
-------------   -----------   ----------   -----------   --------------------
Fixed Balloon     1,178,669         0.66%  109-120 mth                  27.04%
                                           121-180 mth                  62.64%
                                           241-300 mth                  10.32%

                           Orig Am WAM                         8/1 Remaining Term
                ----------------------------------    ----------------------------------
Product         Months        % of Balloon Balance    Months        % of Balloon Balance
-------------   -----------   --------------------    -----------   --------------------
Fixed Balloon   301-360 mth                 100.00%   109-120 mth                  27.04%
                                                      121-180 mth                  62.64%
                                                      241-300 mth                  10.32%

                                                       Orig Term
                                           ----------------------------------
Product           Balance     % of Group   Months          % of Fixed Balance
-------------   -----------   ----------   -----------   --------------------
Fixed Rate       52,044,451        29.23%  109-120 mth                   0.32%
                                           121-180 mth                   7.42%
                                           181-240 mth                   3.64%
                                           301-360 mth                  88.61%

                           Orig Am WAM                         8/1 Remaining Term
                ----------------------------------    ----------------------------------
Product         Months          % of Fixed Balance    Months          % of Fixed Balance
-------------   -----------   --------------------    -----------   --------------------
Fixed Rate      109-120 mth                   0.32%   109-120 mth                   0.32%
                121-180 mth                   7.42%   121-180 mth                   7.42%
                181-240 mth                   3.64%   181-240 mth                   3.64%
                301-360 mth                  88.61%   301-360 mth                  88.61%

GSAMP 2003-HE2
PMI Coverage by LTV

Product                                  Balance   % of Group    % PMI coverage
-----------------------------------   ----------   ----------    --------------
OLTV >80                              57,133,930        32.08%            74.38%
OLTV >85                              40,453,244        22.72%            74.03%
OLTV >90                              12,926,125         7.26%            66.07%

GSAMP 2003-HE2
FHLB Requested Info

Product          Balance     No Penalty    0-12 Months    13-24 Months    25-36 Months    37-48 Months    49-60 Months
------------   -----------   ----------    -----------    ------------    ------------    ------------    ------------
Entire Group   178,080,099        18.92%          5.45%          38.28%          37.28%           0.00%           0.07%

GSAMP 2003-HE2
FHLB Requested Info

Product          Balance     Orig WAM   AM WAM   8/1 WAM   WA Gross Margin    WA Mos to Roll   WA Life Cap   Initial Cap   Per Cap
------------   -----------   --------   ------   -------   ---------------    --------------   -----------   -----------   -------
Entire Group   178,080,099     353.19   354.40    350.83             5.148%            27.11         6.263         2.634     1.128

Servicer         Balance     % of total Pool
------------   -----------   ----------------
Option One      35,046,163             19.68%
Chase          143,033,935             80.32%

Trustee:          Wells Fargo

15yr arm loans:   fixed for 15 years, reset every 6 months thereafter, indexed to 6 mo LIBOR